SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2006

Derma Sciences, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 100
Princeton, NJ 08540
(609) 514-4744
(Address including zip code and telephone
number, of principal executive offices)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

        Derma Sciences, Inc. (referred to herein as the “Registrant”), amends its Current Report on Form 8-K filed April 24, 2006 concerning the acquisition by the Registrant of substantially all of the assets and the business of Western Medical, Inc. The purpose of the amendment is the filing of financial statements and exhibits required by Item 9.01 of Form 8-K and Item 310(c) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

        The audited balance sheets as of December 31, 2005 and 2004 and statements of income, cash flows and changes in stockholders’ equity for the years ended December 31, 2005 and 2004 of Western Medical, Inc. are filed herewith as Exhibit 99.1.

        The unaudited condensed balance sheet as of March 31, 2006 and condensed statements of income and cash flows for the three months ended March 31, 2006 and 2005 of Western Medical, Inc. are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information.

        The unaudited pro forma condensed consolidated balance sheet at March 31, 2006 and the pro forma condensed consolidated statements of income for the three months ended March 31, 2006 and the year ended December 31, 2005 of the Registrant and Western Medical, Inc. are filed herewith as Exhibit 99.3.

(c) Exhibits

23.1	Consent of J.H. Cohn LLP
99.1	Audited balance sheets as of December 31, 2005 and 2004 and statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 2005 and 2004 of Western Medical, Inc.
99.2	Unaudited condensed balance sheet as of March 31, 2006 and condensed statements of income and cash flows for the three months ended March 31, 2006 and 2005 of Western Medical, Inc.
99.3	Unaudited pro forma condensed consolidated balance sheet at March 31, 2006 and the pro forma condensed consolidated statements of income for the three months ended March 31, 2006 and the year ended December 31, 2005 of the Registrant and Western Medical, Inc.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.
	By:	/s/ John E. Yetter
John E. Yetter, CPA Vice President and Chief Financial Officer
Date: June 30, 2006

EXHIBIT INDEX:

23.1	Consent of J.H. Cohn LLP
99.1	Audited balance sheets as of December 31, 2005 and 2004 and statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 2005 and 2004 of Western Medical, Inc.
99.2	Unaudited condensed balance sheet as of March 31, 2006 and condensed statements of income and cash flows for the three months ended March 31, 2006 and 2005 of Western Medical, Inc.
99.3	Unaudited pro forma condensed consolidated balance sheet at March 31, 2006 and the pro forma condensed consolidated statements of income for the three months ended March 31, 2006 and the year ended December 31, 2005 of the Registrant and Western Medical, Inc.